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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 15, 1996


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1996-3)


                                Superior Bank FSB
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             (Exact name of registrant as specified in its charter)


     United States                  333-4492                    36-1414142
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
     of Incorporation)            File Number)           Identification Number)


      One Lincoln Centre
   Oakbrook Terrace, Illinois                                    60181
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(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (708) 916-4000

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates, Sub-Pool 1 and Sub-Pool 2

     On September 25, 1996, a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1996-3 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of September 1, 1996, among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On September 27, 1996, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $25,086,692.04 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $18,663,345.48 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated September 27, 1996, between the Depositor and the Trustee (the "September 27 Instrument"). Attached to the September 27 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such September 27 Instrument.

     On October 15, 1996, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $22,794,696.94 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $12,531,967.54 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 15, 1996, between the Depositor and the Trustee (the "October 15 Instrument"). Attached to the October 15 Instrument is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such October 15 Instrument.

     On October 22, 1996, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $10,073,947.16 with respect to Sub-Pool 1 with funds on deposit in the Sub-Pool 1 Pre-Funding Account, and $4,141,678.53 with respect to Sub-Pool 2 with funds on deposit in the Sub-Pool 2 Pre-Funding Account, both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 22, 1996, between the Depositor and the Trustee (the "October 22 Instrument"). Attached to the October 22 Instrument



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                                       -3-

is the Mortgage Loan Schedule with respect to each Sub-Pool listing the related Subsequent Mortgage Loans that are the subject of such October 22 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.

     Item 7. Financial Statements and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

          4.3 Subsequent Transfer Instrument, dated October 15, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

          4.4 Subsequent Transfer Instrument, dated October 22, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.


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                                       -4-

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SUPERIOR BANK FSB

                                       By:  /s/ William C. Bracken
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                                       Name:  William C. Bracken
                                       Title: Senior Vice President
                                              and Chief Financial Officer

Dated:  October 15, 1996


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                                 EXHIBITS TABLE

     4.3 Subsequent Transfer Instrument, dated October 15, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.

     4.4 Subsequent Transfer Instrument, dated October 22, 1996, between Superior Bank FSB as Depositor and LaSalle National Bank as Trustee.